                                                                   EXHIBIT 10.19


                            K & F INDUSTRIES, INC.
                               600 THIRD AVENUE
                           NEW YORK, NEW YORK 10016


                                                        November 8, 1994


The Signatories to the
      Amended and Restated
      Stockholders Agreement


                 Re:  Amendment of Stockholders Agreement

Gentlemen:

                 Reference is made to (i) the Amended and Restated Stockholders Agreement (the "Stockholders Agreement") dated September 2, 1994 by and among K&F Industries, Inc. (formerly known as Opus Acquisition Corporation), a Delaware corporation (the "Company"); Bernard L. Schwartz; Lehman Brothers Merchant Banking Portfolio Partnership L.P., Lehman Brothers Offshore Investment Partnership L.P., Lehman Brothers Offshore Investment Partnership - Japan L.P., Lehman Brothers Capital Partners II, L.P., CBC Capital Partners, Inc., and Loral Corporation ("Loral") and (ii) the Certificate of Incorporation of the Company as amended and restated on the date hereof (the "Certificate").

                 The Certificate has been amended to authorize the Series B Voting Common Stock, par value $.01 per share of the Company and to remove certain nonvoting securities from the capitalization of the Company. Consequently, the second paragraph of the Stockholders Agreement shall be deleted in its entirety and replaced with the following paragraph in order to accurately reflect the capitalization of the Company:

                          "The Company has an authorized capital stock
         consisting of (i) 21,000,000 shares of Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), 4,600,000 shares of Class B Common Stock, par value $.01 per share (the "Class B Common Stock"; and together with the Class A Common Stock the "Common Stock") and
         (ii) 1,500,000 shares of Preferred Stock, of which 1,027,635 shares have been designated Series A Convertible Preferred Stock, par value $.01 per share (the "Series A Preferred Stock" and the Series A Preferred Stock and the Common Stock, collectively, the "Stock")."
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                 If the foregoing is acceptable, please sign this letter
agreement in the place provided below.

                                        Very truly yours,

                                        K & F Industries, Inc.



                                        By:        KENNETH M. SCHWARTZ
                                             ------------------------------
                                             Name:  Kenneth M. Schwartz
                                             Title: Vice President

Agreed and Accepted:

K&F INDUSTRIES, INC.



By:    KENNETH M. SCHWARTZ
   ----------------------------
   Title: Vice President





          BERNARD L. SCHWARTZ
     ----------------------------
          Bernard L. Schwartz


CBC CAPITAL PARTNERS, INC.



By:       DAVID J. HOFFMAN
   ---------------------------
   Name:  David J. Hoffman
   Title:


LORAL CORPORATION



By:       MICHAEL TARGOFF
   ----------------------------
   Name:  Michael Targoff
   Title: Senior Vice President
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LEHMAN BROTHERS CAPITAL
PARTNERS II, L.P.

By:      Lehman Brothers Holdings Inc.,
         General Partner


By:________________________________
   Name:
   Title:


LEHMAN BROTHERS MERCHANT
BANKING PORTFOLIO PARTNERSHIP, L.P.

By:      Lehman Brothers Merchant Banking
         Partners Inc., General Partner


By:________________________________
   Name:
   Title:


LEHMAN BROTHERS OFFSHORE
INVESTMENT PARTNERSHIP, L.P.

By:      Lehman Brothers Offshore
         Partners Ltd., General Partner


By:________________________________
   Name:
   Title:


LEHMAN BROTHERS OFFSHORE
INVESTMENT PARTNERSHIP - JAPAN L.P.

By:      Lehman Brothers Offshore
         Partners Ltd., General Partner


By:________________________________
   Name:
   Title: